PORTFOLIOPLUS S&P 500® ETF (PPLC)

PORTFOLIOPLUS S&P® SMALL CAP ETF (PPSC)

PORTFOLIOPLUS S&P® MID CAP ETF (PPMC)

PORTFOLIOPLUS REAL ESTATE ETF

PORTFOLIOPLUS EMERGING MARKETS ETF (PPEM)

PORTFOLIOPLUS DEVELOPED MARKETS ETF (PPDM)

PORTFOLIOPLUS 20+ YEAR TREASURY ETF (PPTR)

EACH A SERIES OF THE DIREXION SHARES ETF TRUST

Supplement dated December 28, 2018 to the

Summary Prospectuses, Prospectuses and

Statements of Additional Information (“SAI”), as last supplemented

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved a change in the investment objective for the PortfolioPlus S&P 500® ETF, PortfolioPlus S&P® Small Cap ETF, PortfolioPlus S&P® Mid Cap ETF, PortfolioPlus Real Estate ETF, PortfolioPlus Emerging Markets ETF, PortfolioPlus Developed Markets ETF, and the PortfolioPlus 20+ Year Treasury ETF (each, a “Fund,” and collectively, the “Funds”).

*    *    *    IMPORTANT NOTICE REGARDING CHANGE OF INVESTMENT POLICY    *    *    *

Currently, each Fund’s investment objective is to seek daily investment results, before fees and expenses, of 125% of the daily performance of the respective index indicated below.

Fund Name	Index
PortfolioPlus S&P 500® ETF	S&P 500® Index
PortfolioPlus S&P® Small Cap ETF	S&P SmallCap® 600 Index
PortfolioPlus S&P® Mid Cap ETF	S&P Mid Cap 400® Index
PortfolioPlus Real Estate ETF	Dow Jones U.S. Select REIT IndexTM
PortfolioPlus Emerging Markets ETF	FTSE Emerging Index
PortfolioPlus Developed Markets ETF	FTSE Developed All Cap ex US Index
PortfolioPlus 20+ Year Treasury ETF	ICE U.S. Treasury 20+ Year Bond Index

Effective on or about March 1, 2019, each Fund’s investment objective will change to seek daily investment results, before fees and expenses, of 135% of the daily performance of the respective index named above. All references to the previous leverage percentage in the Funds’ Prospectuses and Statements of Additional Information shall be updated to 135%.

Additionally, in the “Principal Investment Risks” section of the Summary Prospectuses and the “Additional Information Regarding Principal Risks” section of the Prospectus, the table under the “Effects of Compounding and Market Volatility Risk” is deleted in its entirety and replaced with the following and all related disclosure preceding the table will be updated accordingly:

One Year Index	135% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-81%	-71.0%	-71.4%	-72.6%	-74.6%	-77.1%
-50%	-68%	-60.9%	-61.3%	-63.0%	-65.7%	-69.0%
-40%	-54%	-49.9%	-50.6%	-52.7%	-56.1%	-60.4%
-30%	-41%	-38.4%	-39.1%	-41.8%	-45.9%	-51.2%
-20%	-27%	-26.2%	-27.1%	-30.3%	-35.2%	-41.6%
-10%	-14%	-13.5%	-14.5%	-18.2%	-24.1%	-31.5%
0%	0%	-0.2%	-1.5%	-5.7%	-12.4%	-21.0%
10%	14%	13.5%	12.1%	7.2%	-0.4%	-10.2%
20%	27%	27.6%	26.0%	20.6%	12.0%	1.0%
30%	41%	42.2%	40.4%	34.3%	24.8%	12.5%
40%	54%	57.1%	55.2%	48.5%	37.9%	24.4%
50%	68%	72.5%	70.3%	63.0%	51.4%	36.5%
60%	81%	88.2%	85.8%	77.8%	65.1%	48.9%

Because the Funds will seek to magnify the daily performance of their respective underlying index to a greater extent under their new investment objectives, each Fund will have the potential for greater gains, but will also be subject to the risks of greater losses for the Funds relative to underlying index performance. Therefore, except for Table 2 – Historic Volatility of each Fund’s Benchmark Index and the introductory paragraph thereto, the disclosure in the section titled “Additional Information Regarding Investment Techniques and Policies” is deleted in its entirety and replaced with the following:

Additional Information Regarding the Impact of Compounding and Volatility. Seeking daily leveraged investment results provides potential for greater gains and losses for the Funds relative to its underlying index. For a period longer than one day, the pursuit of a daily investment objective may result in daily leveraged compounding. This means that the return of its underlying index over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective (e.g., 135%) generally will not equal a Fund’s performance over that same period. Consider the following examples:

Mary is considering investments in two funds, Funds A and B. Fund A is a traditional index ETF which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 135% of the daily performance of the XYZ index.

On Day 1, the XYZ index increases in value from $100 to $108, a gain of 8%. On Day 2, the XYZ index declines from $108 back to $100, a loss of 7.41%. In the aggregate, the XYZ index has not moved.

An investment in Fund A would be expected to gain 8% on Day 1 and lose 7.41% on Day 2 to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:

Day	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
1	$108.00	8.00%	$108.00
2	$100.00	-7.41%	$100.00

The same $100 investment in Fund B, however, would be expected to gain in value on Day 1 but decline in value on Day 2.

The $100 investment in Fund B would be expected to gain 10.8% on Day 1 (135% of 8%) but decline 10% on Day 2.

Day	Index Performance	135% of Index Performance	Value of Investment
			$100.00
1	8.00%	10.80%	$110.80
2	-7.41%	-10.00%	$99.72

Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate index value for the two-day period has not declined. (These calculations do not include the charges for expense ratios and financing charges.)

As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from 135% of the return of the underlying index performance for the longer period. This deviation will increase with higher underlying index volatility and longer holding periods.

For investments held for longer than a trading day, volatility in the performance of the underlying index from day to day is a primary cause of any disparity between a Fund’s actual returns, the product of the Fund’s beta, and the returns of the underlying index for such longer period. A Fund’s beta is a measure of its volatility in comparison to the market as a whole. Because each Fund’s portfolio corresponds to the components of its underlying index, the Fund’s beta will be affected by the volatility of the underlying index. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. In addition, the effects of volatility are magnified in the Funds due to leverage. Consider the following examples that demonstrate the effect of volatility on a hypothetical fund:

Example 1 – Underlying Index Experiences Low Volatility

Mary invests $10.00 in the hypothetical Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying index rises from 100 to 106, a 6% gain. Mary’s investment rises 8.1% to $10.81. Mary holds her investment through the close of trading on Day 3, during which the underlying index rises from 106 to 110, a gain of 3.77%. Mary’s investment rises to $11.36, a gain during Day 3 of 5.09%. For the two day period since Mary invested in the Fund, the underlying index gained 10% although Mary’s investment increased by 11.36%. Because the underlying index continued to trend upwards with low volatility, Mary’s return closely correlates to 135% of the return of the underlying index for the period.

Example 2 – Underlying Index Experiences High Volatility

Mary invests $10.00 in the hypothetical Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying index rises from 100 to 106, a 6% gain, and Mary’s investment rises 8.1% to $10.81. Mary continues to hold her investment through the end of Day 3, during which the Fund’s underlying index declines from 106 to 96, a loss of 9.44%. Mary’s investment declines by 12.74%, from $10.81 to $9.44. For the two day period since Mary invested in the Fund, the Fund’s underlying index lost 4% while Mary’s investment decreased from $10 to $9.79, a 5.6% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the two day period and Mary’s return. In this situation, Mary lost more than 135% of the return of the underlying index.

Example 3 – Intra-day Investment with Volatility

An investor who purchases shares of a Fund intra-day will generally receive more, or less, than 135% exposure to the underlying index from that point until the end of the trading day. The actual exposure is a function of the performance of the underlying index from the end of the prior trading day. The return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of 1.35 of the performance of the underlying index for the holding period.

The examples above assumed that Mary purchased the hypothetical Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying index from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.

Mary invests $10.00 in the hypothetical Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying index moved from 100 to 106, a 6% gain. In light of that gain, the Fund beta at the point at which Mary invests is 127%. During the remainder of Day 2, the Fund’s underlying index rises from 106 to 110, a gain of 3.77%, and Mary’s investment rises 4.79% (which is the underlying index’s gain of 3.77% multiplied by the 127% beta that she received) to $10.47. Mary continues to hold her investment through the close of trading on Day 2, during which the Fund’s underlying index declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 24.54%, from $10.47 to $7.90. For the period of Mary’s investment, the Fund’s underlying index declined from 106 to 90, a loss of 15.1%, while Mary’s investment decreased from $10.00 to $7.90, a 21.0% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the period and Mary’s return. In this situation, Mary lost more than 135% of the return of the underlying index. Mary was also hurt because she missed the first 6% move of the underlying index and had a beta of 127% for the remainder of Day 2.

Daily rebalancing will impair a Fund’s performance if the underlying index experiences volatility. For instance, a fund would be expected to lose 1.5% (as shown in Table 1 below) if its underlying index provided no return over a one year period and experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period for a Fund widens to approximately 12.4%.

At higher ranges of volatility, there is a chance of a significant loss of Fund value even if the underlying index is flat. For instance, if annualized volatility of the underlying index is 100%, a Fund is expected to lose more than 21.0% of its value even if the cumulative underlying index return for the year was 0%. An index’s volatility rate (i.e., beta) is a statistical measure of the magnitude of fluctuations in its returns.

Table 1

Volatility Range	Fund Loss
10%	-0.20%
25%	-1.5%
50%	-5.7%
75%	-12.4%
100%	-21.0%

The Projected Return of a Fund for a Single Trading Day. Each Fund seeks to provide a daily return that is 135% of the daily return of an underlying index. Doing so requires the use of leveraged investment techniques, which necessarily incur financing charges. For instance, the PortfolioPlus S&P 500® ETF seeks exposure to its underlying index in an amount equal to 135% of its assets, meaning it uses leveraged investment techniques to seek exposure to the S&P 500® Index in an amount equal to 135% of its net assets. In light of the financing charges and the Funds’ operating expenses, the expected return of the Funds over one trading day is equal to the gross expected return, which is the daily underlying index return multiplied by 135%, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if the S&P 500® Index returns 2% on a given day, the gross expected return of the PortfolioPlus S&P 500® ETF would be 2.7%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. Each Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the underlying index of a Fund would reflect 135% of the performance of the underlying index during the following trading day, subject to the charges and expenses noted above, regardless of whether the investor sells the shares during that day.

The Projected Returns of Funds for Intra-Day Purchases. Because the Funds rebalance their portfolios once daily, an investor who purchases shares during a day will likely have more, or less, than 135% leveraged investment exposure to the underlying index. The exposure to the underlying index received by an investor who purchases a Fund intra-day will differ from 135% by an amount determined by the movement of the underlying index from its value at the end of the prior day. If the underlying index moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying index than 135%. Conversely, if the underlying index moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying index than 135%.

Table 3 below indicates the exposure to the underlying index that an intra-day purchase of a Fund would be expected to provide based upon the movement in the value of a Fund’s underlying index from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying index of a Fund has moved 6% in a direction favorable to a Fund, the investor would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 127% of the investor’s investment.

Conversely, if the underlying index has moved 6% in a direction unfavorable to a Fund, an investor at that point would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 144% of the investor’s investment.

The table includes a range of underlying index moves from 5% to -5% for a Fund. Underlying index moves beyond the range noted below will result in exposure further from a Fund’s daily leveraged investment objective.

Table 3

Index Move	Resulting Exposure for a Fund
-5%	137.5%
-4%	137.0%
-3%	136.5%
-2%	136.0%
-1%	135.5%
0%	135.0%
1%	134.5%
2%	134.1%
3%	133.6%
4%	133.2%
5%	132.8%

The Projected Returns of Funds for Periods Other Than a Single Trading Day. The Funds seek leveraged investment results on a daily basis – from the close of regular trading on one trading day to the close on the next trading day – which should not be equated with seeking a leveraged investment objective for any other period. For instance, if the S&P 500® Index gains 10% for a week, the PortfolioPlus S&P 500® ETF should not be expected to provide a return of 13.5% for the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an underlying index over a period of time greater than one day multiplied by 135% will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.

The following charts set out a range of hypothetical daily performances during a given 10 hypothetical trading days of an underlying index and demonstrate how changes in the hypothetical underlying index would impact a hypothetical Fund’s performance for trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a $100 investment in the hypothetical Funds over a 10 trading day period and do not reflect expenses of any kind.

Table 4 – The Index Lacks a Clear Trend

Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$106.75	6.75%	6.75%
Day 2	110	4.76%	10.00%	$113.61	6.43%	13.61%
Day 3	100	-9.09%	0.00%	$99.67	-12.27%	-0.33%
Day 4	90	-10.00%	-10.00%	$86.21	-13.50%	-13.79%
Day 5	85	-5.56%	-15.00%	$79.74	-7.51%	-20.26%
Day 6	100	17.65%	0.00%	$98.74	23.83%	-1.26%
Day 7	95	-5.00%	-5.00%	$92.08	-6.75%	-7.92%
Day 8	100	5.26%	0.00%	$98.62	7.10%	-1.38%
Day 9	105	5.00%	5.00%	$105.27	6.75%	5.27%
Day 10	100	-4.76%	0.00%	$98.51	-6.43%	-1.49%

The cumulative performance of the hypothetical underlying index in Table 4 is 0% for 10 trading days. The return of the hypothetical Fund for the 10 trading day period is -1.49%. The volatility of the hypothetical underlying index’s performance and lack of a clear trend results in performance for each hypothetical Fund for the period which bears little relationship to the performance of the hypothetical underlying index for the 10 trading day period.

Table 5 – The Index Rises in a Clear Trend

Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$102.70	2.70%	2.70%
Day 2	104	1.96%	4.00%	$105.42	2.65%	5.42%
Day 3	106	1.92%	6.00%	$108.15	2.59%	8.15%
Day 4	108	1.89%	8.00%	$110.91	2.55%	10.91%
Day 5	110	1.85%	10.00%	$113.68	2.50%	13.68%
Day 6	112	1.82%	12.00%	$116.47	2.46%	16.47%
Day 7	114	1.79%	14.00%	$119.29	2.42%	19.29%
Day 8	116	1.75%	16.00%	$122.11	2.36%	22.11%
Day 9	118	1.72%	18.00%	$124.94	2.32%	24.94%
Day 10	120	1.69%	20.00%	$127.79	2.28%	27.79%

The cumulative performance of the hypothetical underlying index in Table 5 is 20% for 10 trading days. The return of the hypothetical Fund for the 10 trading day period is 27.79%. In this case, because of the positive hypothetical underlying index trend, the hypothetical Fund’s gain is greater than 135% of the hypothetical underlying index gain for the 10 trading day period.

Table 6 – The Index Declines in a Clear Trend

Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$97.30	-2.70%	-2.70%
Day 2	96	-2.04%	-4.00%	$94.62	-2.75%	-5.38%
Day 3	94	-2.08%	-6.00%	$91.96	-2.81%	-8.04%
Day 4	92	-2.13%	-8.00%	$89.32	-2.88%	-10.68%
Day 5	90	-2.17%	-10.00%	$86.70	-2.93%	-13.30%
Day 6	88	-2.22%	-12.00%	$84.10	-3.00%	-15.90%
Day 7	86	-2.27%	-14.00%	$81.53	-3.06%	-18.47%
Day 8	84	-2.33%	-16.00%	$78.96	-3.15%	-21.04%
Day 9	82	-2.38%	-18.00%	$76.43	-3.21%	-23.57%
Day 10	80	-2.44%	-20.00%	$73.91	-3.29%	-26.09%

The cumulative performance of the hypothetical underlying index in Table 6 is -20% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is -26.09%. In this case, because of the negative hypothetical underlying index trend, the hypothetical Fund’s decline is less than 135% of the hypothetical underlying index decline for the 10 trading day period.

In the Funds’ Statements of Additional Information, the fifth paragraph of the section titled “Direxion Shares ETF Trust” is deleted in its entirety and replaced with the following:

The correlation sought by each Fund is 135% of the returns of a corresponding underlying index. For example, the investment objective for the PortfolioPlus S&P 500® ETF is 135% of the daily total return of the performance of the S&P 500® Index. If, on a given day, the S&P 500® Index gains 1%, the PortfolioPlus S&P 500® ETF is designed to gain approximately 1.35% (which is equal to 135% of the 1% index gain). Conversely, if the S&P 500® Index loses 1% on a given day, the PortfolioPlus S&P 500® ETF is designed to lose approximately 1.35% (which is equal to 135% of the 1% index loss).

Finally, in the section of the Funds’ Statements of Additional Information titled “Leverage,” the table is deleted in its entirety and replaced with the following and all related disclosure preceding the table will be updated accordingly:

One Year Index	135% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-81%	-71.0%	-71.4%	-72.6%	-74.6%	-77.1%
-50%	-68%	-60.9%	-61.3%	-63.0%	-65.7%	-69.0%
-40%	-54%	-49.9%	-50.6%	-52.7%	-56.1%	-60.4%
-30%	-41%	-38.4%	-39.1%	-41.8%	-45.9%	-51.2%
-20%	-27%	-26.2%	-27.1%	-30.3%	-35.2%	-41.6%
-10%	-14%	-13.5%	-14.5%	-18.2%	-24.1%	-31.5%
0%	0%	-0.2%	-1.5%	-5.7%	-12.4%	-21.0%
10%	14%	13.5%	12.1%	7.2%	-0.4%	-10.2%
20%	27%	27.6%	26.0%	20.6%	12.0%	1.0%
30%	41%	42.2%	40.4%	34.3%	24.8%	12.5%
40%	54%	57.1%	55.2%	48.5%	37.9%	24.4%
50%	68%	72.5%	70.3%	63.0%	51.4%	36.5%
60%	81%	88.2%	85.8%	77.8%	65.1%	48.9%

For more information or questions regarding these changes, please contact the Fund at (833) 547-4417.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.